Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 30, 2018

Richard A. Hauser has announced his retirement from the Board of Directors of Thrivent Series Fund, Inc. (the “Board”) effective December 31, 2018. Effective January 1, 2019, Paul R. Laubscher will replace Mr. Hauser as Chair of the Board, and Verne O. Sedlacek will replace Mr. Laubscher as Chair of the Investment Committee.

The following replaces similar information for Mr. Laubscher and Mr. Sedlacek found in the “Fund Management—Leadership Structure and Oversight Responsibilities” section of the Statement of Additional Information. References to Mr. Hauser are removed from this section.

Paul R. Laubscher. Mr. Laubscher has served as a Director on the Board of the Fund Complex since 2009, as Chair of the Board since 2019 and as Chair of the Investment Committee from 2010 through 2018. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher has served as a senior investment manager of the retirement fund of a large public technology company since 1997.

Verne O. Sedlacek. Mr. Sedlacek has served as a Director on the Board of the Fund Complex since 2017 and as Chair of the Investment Committee since 2019. Mr. Sedlacek has over 35 years of experience in the financial services industry, including eleven years as the former chief executive officer of the Commonfund, an institutional investment firm that provides solutions for strategic investors within the nonprofit and pension investment communities. He has experience as a member on the board of several not-for-profit and for-profit boards, including the Chicago Mercantile Exchange. He also was a certified public accountant.

References to Mr. Hauser are removed from the “Fund Management—Committees of the Board of Directors” section of the Statement of Additional Information.

The date of this Supplement is December 17, 2018.

Please include this Supplement with your Statement of Additional Information.

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